Dear Shareholder:

The Victory Institutional Funds Prospectus is being revised to reflect a change in the Funds’ custodian.

The Victory Institutional Funds

Institutional Diversified Stock Fund

Supplement dated June 25, 2008

to the Prospectus dated March 1, 2008

1.              On Page 23, under the heading “Other Service Providers,” insert the following language as the third paragraph.

On or about July 1, 2008, KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, will replace Bank of New York as the custodian of the Funds’ investments and cash and will settle trades made by the Fund.

Please insert this supplement in the front of your prospectus.  If you wish to obtain more information, please call the Victory Institutional Funds at 866-689-6999.

VIF-IDS-SUPP1

THE VICTORY INSTITUTIONAL FUNDS

Institutional Diversified Stock Fund

Supplement dated June 25, 2008 to the

Statement of Additional Information (“SAI”) dated March 1, 2008

The following information amends the SAI and supersedes any information to the contrary therein:

On or about July 1, 2008, KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, will serve as the custodian of the Funds’ investments and cash and will settle trades made by the Fund.

VIF-SAI-SUPP2